UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 26, 2006
PepsiCo, Inc.
(Exact Name of Registrant as Specified in its Charter)
North Carolina
(State or other jurisdiction of incorporation)

1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)
700 Anderson Hill Road, Purchase, New York 10577
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (914) 253-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
The information contained in this Item 2.02, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.
Attached as Exhibit 99.1 and incorporated by reference into this Item 2.02 is a copy of the press release issued by PepsiCo, Inc., dated April 26, 2006, reporting PepsiCo, Inc.’s financial results for the 12 weeks ended March 25, 2006.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
99.1	Press Release issued by PepsiCo, Inc., dated April 26, 2006.

PepsiCo, Inc. and Subsidiaries
Condensed Consolidated Statement of Income
(in millions except per share amounts)

	12 Weeks Ended
	3/25/06	3/19/05
	(unaudited)

Net Revenue	$7,205	$6,585

Cost and Expenses
Cost of sales	3,179	2,870
Selling, general and administrative expenses	2,647	2,439
Amortization of intangible assets	31	29

Operating Profit	1,348	1,247

Bottling Equity Income	84	65
Interest Expense	(62)	(50)
Interest Income	45	23

Income before Income Taxes	1,415	1,285

Provision for Income Taxes	396	373

Net Income	$1,019	$912

Diluted
Net Income Per Common Share	$0.60	$0.53
Average Shares Outstanding	1,695	1,713

PepsiCo, Inc. and Subsidiaries
Supplemental Financial Information
(in millions)

	12 Weeks Ended
	3/25/06	3/19/05
	(unaudited)
Net Revenue

Frito-Lay North America	$2,393	$2,263

PepsiCo Beverages North America	1,991	1,784

PepsiCo International	2,378	2,121

Quaker Foods North America	443	417

Total Net Revenue	$7,205	$6,585

Operating Profit

Frito-Lay North America	$569	$539

PepsiCo Beverages North America	428	415

PepsiCo International	371	307

Quaker Foods North America	151	145

Division Operating Profit	1,519	1,406

Corporate	(171)	(159)

Total Operating Profit	$1,348	$1,247

PepsiCo, Inc. and Subsidiaries
Condensed Consolidated Statement of Cash Flows
(in millions)

	12 Weeks Ended
	3/25/06	3/19/05
	(unaudited)

Operating Activities
Net income	$1,019	$912
Depreciation and amortization	286	282
Stock-based compensation expense	67	77
Excess tax benefits from share-based payment arrangements	(34)	—
Cash payments for merger-related costs and other restructuring charges	—	(14)
Pension and retiree medical plan contributions	(28)	(48)
Pension and retiree medical plan expenses	123	102
Bottling equity income, net of dividends	(70)	(51)
Deferred income taxes and other tax charges and credits	20	51
Change in accounts and notes receivable	(347)	(237)
Change in inventories	(179)	(93)
Change in prepaid expenses and other current assets	(39)	3
Change in accounts payable and other current liabilities	(441)	(522)
Change in income taxes payable	(140)	233
Other, net	9	54

Net Cash Provided by Operating Activities	246	749

Investing Activities
Snack Ventures Europe (SVE) minority interest acquisition	—	(750)
Capital spending	(289)	(181)
Sales of property, plant and equipment	6	25
Other acquisitions and investments in noncontrolled affiliates	(275)	(41)
Cash proceeds from sale of The Pepsi Bottling Group (PBG) stock	85	47
Short-term investments, net	800	(528)

Net Cash Provided by/(Used for) Investing Activities	327	(1,428)

Financing Activities
Proceeds from issuances of long-term debt	—	13
Payments of long-term debt	(22)	(3)
Short-term borrowings, net	(691)	733
Cash dividends paid	(432)	(387)
Share repurchases – common	(660)	(494)
Share repurchases – preferred	(2)	(6)
Proceeds from exercises of stock options	436	233
Excess tax benefits from share-based payment arrangements	34	—

Net Cash (Used for)/Provided by Financing Activities	(1,337)	89

Effect of Exchange Rate Changes on Cash and Cash Equivalents	4	(9)

Net Decrease in Cash and Cash Equivalents	(760)	(599)

Cash and Cash Equivalents – Beginning of year	1,716	1,280

Cash and Cash Equivalents – End of period	$956	$681

PepsiCo, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet
(in millions)

	3/25/06	12/31/05
	(unaudited)
Assets
Current Assets
Cash and cash equivalents	$956	$1,716
Short-term investments	2,373	3,166

Accounts and notes receivable, net	3,634	3,261

Inventories
Raw materials	764	738
Work-in-process	159	112
Finished goods	958	843

	1,881	1,693

Prepaid expenses and other current assets	658	618

Total Current Assets	9,502	10,454

Property, plant and equipment, net	8,754	8,681
Amortizable intangible assets, net	503	530

Goodwill	4,100	4,088
Other nonamortizable intangible assets	1,098	1,086

Nonamortizable Intangible Assets	5,198	5,174

Investments in noncontrolled affiliates	3,506	3,485
Other assets	3,531	3,403

Total Assets	$30,994	$31,727

Liabilities and Shareholders’ Equity
Current Liabilities
Short-term obligations	$2,214	$2,889
Accounts payable and other current liabilities	5,587	5,971
Income taxes payable	359	546

Total Current Liabilities	8,160	9,406

Long-term debt obligations	2,288	2,313
Other liabilities	4,427	4,323
Deferred income taxes	1,378	1,434

Total Liabilities	16,253	17,476

Commitments and Contingencies

Preferred stock, no par value	41	41
Repurchased preferred stock	(112)	(110)

Common Shareholders’ Equity
Common stock	30	30
Capital in excess of par value	567	614
Retained earnings	21,702	21,116
Accumulated other comprehensive loss	(989)	(1,053)

	21,310	20,707
Less: Repurchased common stock	(6,498)	(6,387)

Total Common Shareholders’ Equity	14,812	14,320

Total Liabilities and Shareholders’ Equity	$30,994	$31,727

PepsiCo, Inc. and Subsidiaries
Supplemental Share and Option Data
(in millions of shares, except average share and exercise prices, and unaudited)

	12 Weeks Ended
	3/25/06	3/19/05
Beginning Net Shares Outstanding	1,656	1,679
Options Exercised	12	7
Shares Repurchased	(12)	(9)

Ending Net Shares Outstanding	1,656	1,677

Weighted Average Basic	1,656	1,678
Dilutive securities:
Options	33	31
Restricted Stock Units	4	2
ESOP Convertible Preferred Stock/Other	2	2

Weighted Average Diluted	1,695	1,713

Average Share Price for the period	$58.79	$53.46
Growth Versus Prior Year	10%	9%

Options Outstanding	150	178
Options in the Money	150	166
Dilutive Shares from Options	33	31
Dilutive Shares from Options as a % of Options in the Money	22%	19%

Average Exercise Price of Options in the Money	$43.55	$40.31

Reconciliation of GAAP and Non-GAAP Information
(unaudited)
Operating Profit Growth Reconciliation

Quarter
Ended
3/25/06
Total operating profit growth	8.1%
Impact of Corporate unallocated.	(0.1)

Division operating profit growth	8.0%

Division operating profit and division operating profit growth are not measures defined by generally accepted accounting principles (GAAP). However, we believe investors should consider these measures as they are consistent with how management evaluates our operational results and trends.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2006	PepsiCo, Inc.
	By:	/s/ Robert E. Cox
Robert E. Cox
Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by PepsiCo, Inc., dated April 26, 2006.